EXHIBIT 10.5

AMENDMENT NO. 5
TO
EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 5 TO THE EMPLOYMENT AGREEMENT (the “Amendment”) is effective as of February 10, 2017 (the “Effective Date”), by and between U.S. Geothermal Inc., a Delaware corporation (the “Company”), and Jonathan Zurkoff (“Employee”).

RECITALS

WHEREAS, the Company and Employee entered into an Employment Agreement with a term from December 31, 2010 until March 31, 2013 (the “Agreement”).

WHEREAS, the Company and Employee entered into a series of amendments to the Agreement, each providing for a one-year extension of the Agreement in addition to other amendments to the Agreement.

WHEREAS, the Agreement, as previously amended, is in effect until March 31, 2017.

WHEREAS, the Company and Employee desire to amend and extend the Agreement on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained in the Agreement and this Amendment, the parties hereby agree as follows:

1. Term.  The term of the Agreement as set forth in Section 2 of the Agreement, is hereby extended and will remain in full force and effect until March 31, 2018.
2. Savings Clause.  Except as modified by this Amendment, the Agreement, as previously amended, shall remain in full force and effect, and is hereby ratified and confirmed in all respects.
[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment on February 10, 2017.

U.S. Geothermal Inc.
a Delaware corporation

By: /s/ Kerry D. Hawkley
Name: Kerry D. Hawkley
Title: CFO

SIGNED by the Employee in the presence of:

/s/ Dennis J. Gilles Witness	/s/ Jonathan Zurkoff Jonathan Zurkoff

Dennis J. Gilles
__________________________
Printed Name of Witness